Exhibit 99.1
August 26, 2010
Securities and Exchange Commission
Washington, DC 20549
Ladies and Gentlemen:
We are engaged as the independent registered accounting firm for Clean Diesel Technologies, Inc. (the “Company”).
We have read the Company’s statements included under Item 4.02 of its Form 8-K dated August 26, 2010 and agree with such statements.
Very truly yours,
/s/ EISNERAMPER LLP
(formerly known as EISNER LLP)